                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2006


                             Monadnock Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


        Federal                        000-50810             20-4649880
        -------                        ---------             ----------
     (State or other                (Commission File No.)   (I.R.S. Employer
jurisdiction of incorporation)                             Identification No.)

1 Jaffrey Road, Peterborough, NH                          03458
--------------------------------                          -----
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (603) 924-9654
                                                           --------------


                       Monadnock Community Bancorp, Inc.
                       ---------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 31, 2006, Monadnock Bancorp, Inc. issued a press release disclosing its June 30, 2006 financial results.

A copy of the press release is included as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

(B) PRO FORMA FINANCIAL INFORMATION: None

(C) SHELL COMPANY TRANSACTIONS: None

(D) EXHIBITS:

         Exhibit 99.1- Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             MONADNOCK BANCORP, INC.


Date: July 31, 2006                 By: /s/ William M. Pierce, Jr.
                                       ---------------------------
                                       William M. Pierce, Jr.
                                       President and Chief Executive Officer